Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 6, 2013, by and among PERFORMANCE FOOD GROUP, INC., a Colorado corporation (the “Lead Borrower”), the other Borrowers identified on the signature pages hereto (together with the Lead Borrower, the “Borrowers”), PFGC, INC., as a Guarantor (“Holdings”), the Lenders signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent and collateral agent for the Lenders (“Administrative Agent”).

STATEMENT OF PURPOSE

WHEREAS, the Borrowers, Holdings, the Lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 8, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrowers have requested certain amendments and modifications to and under the Credit Agreement as more particularly described herein.

WHEREAS, the Administrative Agent and the Lenders are willing to consent to such request and have agreed to make such amendments and modifications to and under the Credit Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

SECTION 2 Amendments. Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the First Amendment Effective Date (as defined in Section 3 below), the Credit Agreement is hereby amended as follows:

(a) New Definitions. The following definitions are hereby added to Section 1.01 in the appropriate alphabetical location:

“First Amendment Effective Date” means the date on which each of the conditions precedent to the First Amendment to Credit Agreement dated as of May 6, 2013 among the Borrowers, Holdings, the Lenders party thereto and the Administrative Agent are satisfied.

“Second Lien Term Loans” means the term loans, in an aggregate original principal amount up to $750,000,000, made on the First Amendment Effective Date pursuant to that certain Credit Agreement dated as of the First Amendment Effective Date among the Lead Borrower, as borrower thereunder, Holdings, as guarantor thereunder, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative and collateral agent for such lenders, which such term loans constitute (a) a Permitted Refinancing of the Senior Notes and (b) Additional Permitted Debt.

(b) Amendment to Section 7.03(r) (Indebtedness). Section 7.03(r) of the Credit Agreement is hereby amended and restated in it entirety as follows:

(i) Indebtedness in respect of the Senior Notes, (ii) additional Indebtedness (“Additional Permitted Debt”); provided that (A) such Indebtedness is issued on terms not materially less favorable to the Lenders than those governing the Senior Notes, (B) such Indebtedness may be unsecured or secured pursuant to Section 7.01(ee), (C) such Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Senior Notes and (D) at the time such Indebtedness is incurred, no Default shall exist or would result therefrom and (iii) any Permitted Refinancing of the foregoing; provided that (x) the principal amount of Indebtedness under this clause (r) shall not exceed $1,000,000,000 and (y) the proceeds of Indebtedness incurred in excess of $750,000,000 shall not be used to make Restricted Payments;

(c) Amendment to Section 7.06 (Restricted Payments). Section 7.06 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (j), and (ii) deleting the period at the end of clause (k) and replacing it with “; and”, and (iii) adding the following new clause (l):

(l) in addition to the foregoing Restricted Payments and so long as (i) no Default shall have occurred and be continuing or would result therefrom and (ii) Pro Forma Excess Availability equals or exceeds $200,000,000, additional Restricted Payments not to exceed $220,000,000 from the proceeds of Second Lien Term Loans on or promptly following the First Amendment Effective Date.

(d) Amendment to Section 7.10 (Use of Proceeds). Section 7.10 of the Credit Agreement is hereby amended by adding the following proviso to the end of such section:

; provided that the proceeds of any Credit Extension used to pay fees or expenses of the Loan Parties in connection with (i) the Restricted Payment made pursuant to Section 7.06(l), (ii) this Amendment and (iii) the Second Lien Term Loans shall not exceed $25,000,000.

SECTION 3 Effectiveness. This Amendment shall become effective on the date upon which each of the following conditions is satisfied (such date, the “First Amendment Effective Date”):

(a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, Holdings, the Required Lenders and the Administrative Agent.

(b) Execution of Counterparts of Guarantor Acknowledgement. The Administrative Agent shall have received counterparts of the Guarantor Acknowledgement duly executed by the Guarantors (other than Holdings).

(c) Execution of Counterparts of Intercreditor Agreement. The Administrative Agent shall have received counterparts of the Intercreditor Agreement duly executed by Credit Suisse AG, Cayman Islands Branch, as administrative and collateral agent for lenders of the Second Lien Term Loans, the Administrative Agent, Holdings and the Borrowers, which such Intercreditor Agreement shall be on substantially similar terms to those set forth in the Senior Notes Intercreditor Agreement and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(d) Second Lien Term Loan Documents. The Administrative Agent shall have received a fully executed copy of the Credit Agreement dated as of the First Amendment Effective Date among the Lead Borrower, as borrower thereunder, Holdings, as guarantor thereunder, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative and collateral agent for such lenders, and each guaranty, security agreement and pledge agreement executed in connection therewith, which such documents shall be certified by a Responsible Officer of the Lead Borrower as being in full force and effect as of the First Amendment Effective Date.

(e) Senior Notes. The Senior Notes shall have been (or contemporaneously herewith will be) prepaid in full.

(f) Amendment Fees. The Lead Borrower shall have paid on the First Amendment Effective Date to the Administrative Agent for the pro rata account of each Lender (including Wells Fargo Bank, National Association) that consents to this Amendment on or prior to 5:00 p.m. (Eastern) on May 6, 2013 (unless such later time is otherwise agreed by the Administrative Agent and the Borrower) (each such Lender, a “Consenting Lender”), an amendment fee (the “Consent Fee”) equal to 0.05% times the Commitments of all Consenting Lenders; provided, however that a Consenting Lender may decline its share of the Consent Fee (which, for the avoidance of doubt, shall reduce the aggregate Consent Fee to be paid by the Lead Borrower).

(g) Other Fees and Expenses. The Administrative Agent shall have been paid all other fees owed to it and, to the extent required by the Credit Agreement, reimbursed for all reasonable, invoiced out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable, invoiced fees and disbursements of counsel for the Administrative Agent.

SECTION 4 Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents.

SECTION 5 Representations and Warranties.

(a) General Representations and Warranties. Each Loan Party party hereto represents and warrants that (i) it has the corporate power and authority to execute, deliver and perform its obligations under this Amendment, (ii) it has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, (iii) this Amendment has been duly executed and delivered on behalf of such Loan Party and (iv) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided, that the enforceability hereof is subject to general principles of equity, to a covenant of good faith and fair dealing and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.

(b) Specific Representations and Warranties.

(i) Each Loan Party party hereto represents and warrants that (A) the representations and warranties made by such Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date; provided, that any representation and warranty made as of an earlier date shall remain true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall remain true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (B) no Default or Event of Default has occurred and is continuing or will result after giving effect to this Amendment on and as of the First Amendment Effective Date; and

(ii) Holdings represents and warrants that on the First Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment to occur on the First Amendment Effective Date, Holdings and its Subsidiaries, on a consolidated basis, are Solvent.

SECTION 6 Acknowledgement and Reaffirmation. By its execution hereof, each Loan Party party hereto hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party and (c) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect.

SECTION 7 Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8 Governing Law. The validity, interpretation and enforcement of this Amendment shall be governed by the internal laws of the State of New York.

SECTION 9 Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

SECTION 10 Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

SECTION 11 Termination of Amendment. Notwithstanding anything herein to the contrary, this Amendment shall terminate and be of no further force or effect if the First Amendment Effective Date shall not have occurred on or prior to June 30, 2013.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.

PERFORMANCE FOOD GROUP, INC.

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

PFGC, INC.

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

Performance Food Group, Inc.

First Amendment (2013)

Signature Page

Guarantor Acknowledgement

Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Amendment is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Amendment (together with all prior amendments) and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Administrative Agent’s and the Lenders’ favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

GUARANTORS:	AFFLINK, LLC

	By:	/s/ Jeffrey W. Fender
	Name:	Jeffrey W. Fender
	Title:	Vice President and Treasurer

AFFLINK HOLDING CORPORATION

	By:	/s/ Jeffrey W. Fender
	Name:	Jeffrey W. Fender
	Title:	Vice President and Treasurer

FOODSERVICE PURCHASING GROUP, LLC

	By:	/s/ Jeffrey W. Fender
	Name:	Jeffrey W. Fender
	Title:	Vice President and Treasurer

FOX RIVER FOODS, INC.

	By:	/s/ Jeffrey W. Fender
	Name:	Jeffrey W. Fender
	Title:	Vice President and Treasurer

FRF TRANSPORT, INC.

	By:	/s/ Jeffrey W. Fender
	Name:	Jeffrey W. Fender
	Title:	Vice President and Treasurer

Performance Food Group, Inc.

First Amendment (2013)

Signature Page

INSTITUTION FOOD HOUSE, INC.

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

J. S. BROKERAGE, LLC

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

KENNETH O. LESTER COMPANY, INC.

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

LIBERTY DISTRIBUTION COMPANY, LLC

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

PERFORMANCE TRANSPORTATION, LLC

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

PFG TRANSCO, INC.

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

Performance Food Group, Inc.

First Amendment (2013)

Signature Page

PFST HOLDING CO.

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

VISTAR TRANSPORTATION, LLC

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

VST HOLDING CO.

By:	/s/ Jeffrey W. Fender
Name:	Jeffrey W. Fender
Title:	Vice President and Treasurer

Performance Food Group, Inc.

First Amendment (2013)

Signature Page

ADMINISTRATIVE AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Lender

	By:	/s/ Joye Catherine Lynn
	Name:	Joye Catherine Lynn
	Title:	Managing Director

Performance Food Group, Inc.

First Amendment (2013)

Signature Page

Performance Food Group, Inc.

First Amendment (2013)

Signature Page